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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 21, 1999


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 1999-3)


                                Superior Bank FSB
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      United States                 333-83597                36-1414142
----------------------------       -----------            ----------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
    of Incorporation)              File Number)          Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                       60181
--------------------------                                     ----------
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (630) 916-4000
                                                   --------------

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                                       -2-

Item 5. Other Events.

          The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998 that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to AFC Mortgage Loan Asset Backed Certificates, Series 1999-3, is attached hereto as Exhibit 23.1.

          The audited financial statements of FGIC as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998 are attached hereto as Exhibit 99.1. The unaudited interim financial statements of FGIC as of June 30, 1999 are attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements.

               Not applicable.

     (b)  Pro Forma Financial Information.

               Not Applicable.

     (c) Exhibits

                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.    Description
-----------       -----------    -----------
23.1              23             Consent of KPMG LLP

99.1              99             Audited Financial Statements of Financial
                                 Guaranty Insurance Company as of December 31,
                                 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998

99.2              99             Unaudited Interim Financial Statements of
                                 Financial Guaranty Insurance Company as of
                                 June 30, 1999

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                                       -3-


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUPERIOR BANK F.S.B.

                                          By: /s/ William C. Bracken
                                              ----------------------
                                          Name:   William C. Bracken
                                          Title:  Senior Vice President
                                                  and Chief Financial Officer


Dated: September 21, 1999


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                                      -4-


                                  EXHIBIT INDEX
                                  -------------


Exhibit        Description
-------        -----------

23.1           Consent of KPMG LLP

99.1 Audited Financial Statements of Financial Guaranty Insurance Company as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998

99.2           Unaudited Interim Financial Statements of
               Financial Guaranty Insurance Company as of
               June 30, 1999